VIRTUS KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.8%
Communication Services—24.9%
Adevinta ASA Class B (Norway)(1)	2,221,279	$ 14,874
Auto Trader Group plc (United Kingdom)	7,523,062	46,894
Baltic Classifieds Group plc (United Kingdom)(2)	30,658,141	52,186
Dayamitra Telekomunikasi PT (Indonesia)	506,145,000	26,010
Infrastrutture Wireless Italiane SpA (Italy)	2,402,129	24,207
Moneysupermarket.com Group plc (United Kingdom)	4,573,410	10,638
New Work SE (Germany)	174,443	28,496
Rightmove plc (United Kingdom)	7,366,058	45,541
		248,846

Consumer Discretionary—8.1%
Allegro.eu S.A. (Poland)(1)	5,013,011	28,753
Goldlion Holdings Ltd. (Hong Kong)	20,707,882	3,528
Max Stock Ltd. (Israel)	6,878,117	11,498
Mercari, Inc. (Japan)(1)	1,314,000	27,023
Victorian Plumbing Group plc (United Kingdom)(1)	10,746,647	10,004
		80,806

Consumer Staples—6.0%
Anhui Gujing Distillery Co., Ltd. Class B (China)	1,746,101	27,963
Heineken Malaysia Bhd (Malaysia)	5,627,500	32,193
		60,156

Energy—1.7%
Pason Systems, Inc. (Canada)	1,482,182	17,449
Financials—13.8%
FinecoBank Banca Fineco SpA (Italy)	2,204,383	36,622
Gruppo MutuiOnline SpA (Italy)	1,074,154	30,263
Hargreaves Lansdown plc (United Kingdom)	1,571,993	16,272
Hypoport SE (Germany)(1)	70,687	7,370
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)(2)	4,022,342	25,773
Nordnet AB publ (Sweden)	732,172	10,592
Numis Corp. plc (United Kingdom)	2,220,542	5,127
VNV Global AB (Sweden)(1)	2,629,410	6,547
		138,566

Health Care—5.8%
Haw Par Corp., Ltd. (Singapore)	6,642,412	47,509
Nakanishi, Inc. (Japan)	524,900	10,227
		57,736

Industrials—25.9%
Boa Vista Servicos S.A. (Brazil)	14,907,139	20,498
CAE, Inc. (Canada)(1)	1,265,973	24,487
Enento Group Oyj (Finland)(1)	843,639	19,326
Haitian International Holdings Ltd. (China)	11,416,072	30,568
HeadHunter Group plc ADR (Russia)(3)	2,282,731	2
Howden Joinery Group plc (United Kingdom)	3,679,314	24,981
Knorr-Bremse AG (Germany)	486,475	26,579
Lumax International Corp., Ltd. (Taiwan)	3,470,333	7,791
Marel HF (Iceland)	3,042,022	10,485
Meitec Corp. (Japan)	1,395,200	25,472
	Shares	Value

Industrials—continued
MTU Aero Engines AG (Germany)	158,687	$ 34,347
S-1 Corp. (South Korea)	743,100	34,964
		259,500

Information Technology—10.4%
Alten S.A. (France)	297,169	37,155
Bouvet ASA (Norway)	4,810,878	29,464
Brockhaus Technologies AG (Germany)(1)(2)	715,710	17,161
FDM Group Holdings plc (United Kingdom)	2,224,901	20,146
		103,926

Materials—3.2%
Corp. Moctezuma SAB de C.V. (Mexico)	11,316,910	31,942
Total Common Stocks (Identified Cost $1,186,540)		998,927

Warrant—0.0%
Financials—0.0%
VNV Global AB (Sweden)(1)	1,748,895	9
Total Warrant (Identified Cost $0)		9

Total Long-Term Investments—99.8% (Identified Cost $1,186,540)		998,936

TOTAL INVESTMENTS—99.8% (Identified Cost $1,186,540)		$998,936
Other assets and liabilities, net—0.2%		2,498
NET ASSETS—100.0%		$1,001,434

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Affiliated company.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Country Weightings†
United Kingdom	26%
Germany	11
Italy	9
Japan	6
China	6
Singapore	5
Norway	4
Other	33
Total	100%
† % of total investments as of December 31, 2022.
See Notes to Schedule of Investments

VIRTUS KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$998,927	$998,925	$2
Warrant	9	9	—
Total Investments	$998,936	$998,934	$2
There were no securities valued using significant observable inputs (Level 2) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended December 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Schedule of Investments

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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